UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest report) July 22, 2002

j2 Global Communications, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	0-25965 (Commission File Number)	51–0371142 (I.R.S. Employer Identification No.)

6922 Hollywood Blvd.
Suite 800
Los Angeles, California  90028
(Address of principal executive offices)

(323) 860–9200
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

EXHIBIT NUMBER	DESCRIPTION

99.1	July 2002 Investor Presentation

ITEM 9.  REGULATION FD DISCLOSURE

Attached as Exhibit 99.1 is the Registrant’s July 2002 Investor Presentation, which the Registrant disclosed during its Webcast held on Monday, July 22, 2002 at 4:30 p.m. Eastern Time. The presentation contains a summary of the Registrant’s financial results for the quarter ending June 30, 2002, as well as revised financial estimates for fiscal year 2002 and certain other financial and operating information. The presentation will be posted on the Website www.j2global.com through at least August 5, 2002. Exhibit 99.1 is incorporated by reference under this Item 9.

Note: the information in this report (including Exhibit 99.1) is furnished pursuant to Item 9 and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section. This report will not be deemed an admission as to the materiality of any information in the report that is required to be disclosed solely by Regulation FD.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

j2 Global Communications, Inc. (Registrant)

Date: July 23, 2002	By:	/s/ Jeffrey D. Adelman

Jeffrey D. Adelman, Vice President, General Counsel and Secretary

INDEX TO EXHIBITS

EXHIBIT NUMBER	DESCRIPTION

99.1	July 2002 Investor Presentation.